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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         January 17, 2000
                                                 -------------------------------



                             OptimumCare Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      0-17401                   33-0218003
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA 92677
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:        (949) 495-1100
                                                    ----------------------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 17, 2000, the Registrant determined that the firm of Ernst & Young LLP would be dismissed as the Registrant's principal accountant and would not be engaged to conduct the audit of the Registrant's financial statements for the fiscal year ended December 31, 1999.

         Ernst & Young LLP's reports on the financial statements of the Registrant for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two years ended December 31, 1998, and in the subsequent interim period, there were no disagreements between the Registrant and Ernst & Young LLP, on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused Ernst & Young, LLP to make a reference to the matter in their report.

         The decision to change accountants was not approved by the board of directors of the Registrant.

         On January 17, 2000, the Registrant engaged Lesley, Thomas, Schwartz & Postma, Inc. as its principal accountant to audit its financial statements for the year ended December 31, 1999. During the Registrant's two most recent fiscal years, the Registrant has not consulted with Lesley, Thomas, Schwartz & Postma, Inc. on the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         16.1 Letter from Ernst & Young LLP to Registrant to be filed by amendment.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OptimumCare Corporation
                                  (Registrant)



Date:  January 21, 2000           By:   /s/ EDWARD A. JOHNSON
                                        ----------------------------------------
                                        Edward A. Johnson
                                        Chairman of the Board, Chief Executive
                                        Officer and Principal Financial Officer


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